Supplement dated May 1, 2004 to Prospectus dated March 31, 2004

THE GUARDIAN INVESTOR INCOME ACCESS

The following information should be read in conjunction with the Prospectus dated March 31, 2004 for The Guardian Investor Income Access variable annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account Q. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

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1.    The Baillie Gifford International Fund underwent a fund name change on May
      1, 2004. This fund is now known as the Baillie Gifford International
      Growth Fund. All references to this fund on the cover page and on pages
      11, 14 and 37 of the Prospectus should reflect this name change. The fund's investment adviser, investment objectives and typical investments remain the same.

2. Page 14 of the Prospectus is amended by deleting the address for "Guardian Baillie Gifford Limited (Adviser)" and "Baillie Gifford Overseas Limited (Sub-adviser)" and replacing it with the following:

                Calton Square
                1 Greenside Row
                Edinburgh, EH1 3AN, Scotland

3. Page 14 of the Prospectus is amended by deleting the second paragraph and replacing it with the following paragraph:

      Investment advisers (or their affiliates) pay us compensation for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, A.I.M. Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .30% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from AIM, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%.

4. Page 21 of the Prospectus is amended by deleting the first paragraph and replacing it with the following paragraph:

      You may select dollar cost averaging from The Guardian Cash Fund investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

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5.    Page 47 of the Prospectus is amended by deleting the section entitled,
      "Penalty tax on certain withdrawals" and replacing it with the following section:

      Penalty tax on certain withdrawals - In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

      o     made on or after the taxpayer reaches age 59 1/2

      o     made from an immediate annuity contract

      o     made on or after the death of an owner

      o     attributable to the taxpayer's becoming disabled, or

      o made as part of a series of substantially equal periodic payments for the life - or life expectancy - of the taxpayer.

      If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

      Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payment made under an election of Option V-4 of F-4 in connection with an immediate annuity contract.

6. Page 49 of the Prospectus is amended by deleting the last paragraph and replacing it with the following:

      Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


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2  PROSPECTUS                                                         SUPPLEMENT
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7.    Pages 50 and 51 of the Prospectus are amended by deleting the section entitled, "Penalty tax on certain withdrawals" and replacing it with the following section:

      Penalty tax on certain withdrawals - Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

      o     made on or after the taxpayer reaches age 59 1/2

      o     made on or after the death of an owner

      o     attributable to the taxpayer's becoming disabled

      o     made to pay deductible medical expenses

      o     made to pay medical insurance premiums if you are unemployed

      o     made to pay for qualified higher education expenses

      o     made for a qualified first time home purchase up to $10,000

      o     for IRS levies, or

      o made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

      If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

      Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4 and F-4.

8. Page 52 of the Prospectus is amended by deleting the first paragraph and replacing it with the following paragraph:

      We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes on future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and 4:00 p.m. New York City time on any day we are open for business.


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SUPPLEMENT                                                         PROSPECTUS  3
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